EXHIBIT 99 (a)

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Northland Cable Television, Inc. and Subsidiary (the “Company”) on Form 10Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, John Whetzell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(1) The Form 10-Q fully complies with the requirements of Section 13 (a) or (15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78(d)); and

(2) The information contained in the Form 10-Q fairly presents in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2002

BY:	/s/ JOHN S. WHETZELL
John S. Whetzell Chief Executive Officer